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                                                                    Exhibit 23.4

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 23, 1999, included in the Joint Proxy Statement/Prospectus of Market Guide Inc. that is made a part of this Registration Statement on Form S-4.

                                          /s/ ERNST & YOUNG LLP
                                          Ernst & Young LLP

New York, New York
August 13, 1999